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                                                                    EXHIBIT 23.1




                 CONSENT OF INDEPENDENT CERTIFIED ACCOUNTANTS


The Board of Directors
AFLAC Incorporated:

We consent to the use of our report included herein and to the reference of our firm under the headings "Historical Consolidated Financial Information" and "Experts" in the prospectus.


/s/ KPMG LLP

May 13, 1999